EXHIBIT 99.1

PRESS RELEASE

EDUCATIONAL DEVELOPMENT CORPORATION

ANNOUNCES SCHEDULED SECOND QUARTER EARNINGS RELEASE AND INVESTOR CALL

TULSA, OK, October 5, 2021—Educational Development Corporation (“EDC”, or the “Company”) (NASDAQ: EDUC) (http://www.edcpub.com) today announced scheduled second quarter fiscal 2022 earnings release and scheduled investor call.

Educational Development Corp. to Host Second Fiscal Quarter 2022 Earnings Call

October 5, 2021 - Educational Development Corp. (NASDAQ:EDUC), a publishing company specializing in books for children, today announced plans to release financial results for its second fiscal quarter ended August 31, 2021. The Company will announce earnings after market close on October 6, 2021.

Educational Development Corp. will also host an earnings conference call followed by a question-and-answer session to be held on October 7, 2021 at 4:00 PM Eastern Time.

Conference Call

Date: Thursday, October 7, 2021

Time: 4:00 p.m. ET (3:00 p.m. CT)

Toll-free dial-in number: (855) 639-3876

International dial-in number: (602) 585-9973

Conference ID: 7783245

The conference call will be broadcast live and available for replay via the investor relations section of the company's website at www.edcpub.com/Investors.

About Educational Development Corporation (EDC)

EDC is a publishing company specializing in books for children. EDC is the exclusive United States trade co-publisher of the line of educational children’s books produced in the United Kingdom by Usborne Publishing Limited (“Usborne”) and we also exclusively publish books through our ownership of Kane Miller Book Publisher (“Kane Miller”); both international award-winning publishers of children’s books. EDC’s current catalog contains over 2,000 titles, with new additions semi-annually. Both Usborne and Kane Miller products are sold via 4,000 retail outlets and by independent consultants, who hold book showings in individual homes, through social media, book fairs with school and public libraries, direct and internet sales.

Contact:

Educational Development Corporation

Randall White, (918) 622-4522

Investor Relations:

Three Part Advisors, LLC

Steven Hooser, (214) 872-2710